                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              IKONICS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                               IKONICS CORPORATION
                                4832 GRAND AVENUE
                             DULUTH, MINNESOTA 55807
                                 (218) 628-2217



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2003.

         The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

         We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.


                                                   Sincerely,

                                                   /s/ WILLIAM C. ULLAND


                                                   William C. Ulland
                                                   Chairman of the Board



March 14, 2003

                               IKONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2003

         The Annual Meeting of Shareholders of IKONICS Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2003 for the following purposes:

         1.       To elect six directors for a one-year term.

         2. To transact such other business as may properly be brought before the meeting.

         The Board of Directors has fixed March 7, 2003 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

         YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                          By Order of the Board of Directors,

                                          /s/ JEFFERY A. LAABS

                                          Jeffery A. Laabs
                                          Secretary
Duluth, Minnesota
March 14, 2003

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         The enclosed proxy is being solicited by the Board of Directors of IKONICS Corporation, a Minnesota corporation ("IKONICS" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 24, 2003 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 7, 2003 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

         The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (612) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 14, 2003.

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

         The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 7, 2003 there were 1,248,127 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote. However, a shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth, as of February 28, 2003, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

         NAME AND ADDRESS                                     NUMBER            PERCENTAGE OF
      OF BENEFICIAL OWNER(1)                                OF SHARES         OUTSTANDING SHARES
      ----------------------                                ----------        ------------------
Directors and executive officers:
  William C. Ulland                                         156,550(2)               12.36%
  Charles H. Andresen                                        19,602(3)                1.56
  Gerald W. Simonson                                         77,165(4)                6.13
  David O. Harris                                            62,443(5)                4.96
  Rondi Erickson                                              6,225(6)                   *
  Leigh Severance                                           131,936(7)               10.53

  All directors and executive officers as                   496,921(8)               37.24
  a group (10 persons, including those
  named above)



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* Less than one percent.

(1) The address for each of the persons listed below in 4832 Grand Avenue, Duluth, Minnesota 55807.

(2) Includes options to purchase 18,300 shares of Common Stock exercisable within 60 days of February 28, 2003.

(3) Includes options to purchase 9,845 shares of Common Stock exercisable within 60 days of February 28, 2003.

(4) Includes options to purchase 9,845 shares of Common Stock exercisable within 60 days of February 28, 2003.

(5) Includes options to purchase 9,845 shares of Common Stock exercisable within 60 days of February 28, 2003.

(6) Includes options to purchase 5,225 shares of Common Stock exercisable within 60 days of February 28, 2003.

(7) Includes options to purchase 5,225 shares of Common Stock exercisable within 60 days of February 28, 2003.

(8) Includes options to purchase 86,385 shares of Common Stock exercisable within 60 days of February 28, 2003.

                              ELECTION OF DIRECTORS

         The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at six the number of directors to be elected to the Board at the 2003 Annual Meeting of Shareholders and has nominated the six persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below.

         Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

         Following is certain information regarding the nominees for the office of director:

         William C. Ulland, age 62

         Mr. Ulland has been a director and Chairman of the Board of the Company since 1972. On February 7, 2000, he became Chief Executive Officer. On December 19, 2000, he was named to the additional position of President. Since 1977, Mr. Ulland has been Managing Partner of American Shield Company, a mineral exploration and development company located in Duluth, Minnesota.

         Charles H. Andresen, age 62

         Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Andresen, Haag, Paciotti, & Butterworth, P.A., in Duluth, Minnesota for more than the past five years.

         Gerald W. Simonson, age 72

         Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years. Mr. Simonson is also a director of Broadview Media, Inc., a film and video production company.

         David O. Harris, age 68

         Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

         Rondi Erickson, age 55

         Ms. Erickson was elected as a director of the Company in 2000. She has been the Chief Executive Officer and a director of Apprise Technologies Inc., a company that develops and sells optical and electronic-based sensor technologies, since October 1999. Prior to joining Apprise,

Ms. Erickson founded American Science Corporation, a registered FDA manufacturing establishment that provided contract manufacturing and research and development support for a dental pharmaceutical company, in 1995. Prior to founding American Science, Ms. Erickson founded Bay West, Inc., an environmental services firm, in 1974 and served as its Chief Executive Officer.

         H. Leigh Severance, age 64

         Mr. Severance was elected as a director of the Company in 2000. He has been the President of Severance Capital Management, a provider of investment management and research services to partnerships and individual investors, since 1983. Prior to founding Severance Capital Management, Mr. Severance was a portfolio manager with J.M. Hartwell & Co. Founders Growth Fund and Cambiar Investors since 1968. Mr. Severance also serves as a director of a private company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board of Directors met five times during fiscal 2002. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee and a Compensation Committee. Following is a description of the functions performed by each of the
Committees:

Audit Committee

         The Company's Audit Committee presently consists of Messrs. Simonson (Chairman), Andresen, Harris and Severance and Ms. Erickson. All of the members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Audit Committee provides assistance to the Board of Directors in fulfilling their duties relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company's financial reports. Among other things, the Audit Committee selects and appoints the Company's independent auditors, meets with the independent auditors and financial management to review the scope of the audit and the audit procedures and reviews annually the responsibilities of the Audit Committee and recommends to the Board of Directors any changes to these responsibilities. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on June 13, 2000. The Audit Committee met twice during fiscal 2002. The Board of Directors of the Company is currently reviewing the existing Audit Committee Charter in light of the Sarbanes-Oxley Act of 2002, and will revise the existing Audit Committee Charter as necessary to comply with the new Act.

Compensation Committee

         The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson, Harris and Severance and Ms. Erickson. The Compensation Committee annually reviews and acts upon the compensation package for the Chief Executive Officer and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the

Chromaline Corporation 1995 Stock Incentive Plan. The Compensation Committee met three times during fiscal 2002.

Director Compensation

         During 1998, each non-employee director of the Company who beneficially owned not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of grant and will expire seven years from the date of grant. In addition, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock receives a quarterly retainer of $1,000, plus per meeting fees of $700 for each meeting of the Board of Directors attended in person, $350 for each meeting of the Board of Directors attended by telephone, $300 for each committee meeting attended in person and $150 for each committee meeting attended by telephone.

         On April 26, 1999, each non-employee director of the Company who beneficially owned not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 1,320 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire seven years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire seven years from the date of the grant.

         On April 26, 2000, each non-employee director of the Company received a one-time grant of an option to purchase 1,600 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 5,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

         On April 24, 2001, each non-employee director of the Company received a one-time grant of an option to purchase 2,175 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 6,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

         On June 3, 2002, each non-employee director of the Company received a one-time grant of an option to purchase 1,450 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 4,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

                          REPORT OF THE AUDIT COMMITTEE

         The role of the Company's Audit Committee, which is composed of five independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

         On November 19, 2002, both the Audit Committee and the full Board of Directors unanimously approved the replacement of Deloitte & Touche LLP as the Company's auditors. The Audit Committee and the Board also unanimously approved the retention of McGladrey & Pullen LLP as the Company's auditors. No disagreements arose between the Company and Deloitte & Touche LLP during their tenure as the Company's auditors which required disclosure under applicable SEC rules.

         The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent accountant required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent accountant the independent accountant's independence.

         Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                AUDIT COMMITTEE
                                                Gerald W. Simonson, Chairman
                                                Charles H. Andresen
                                                David O. Harris
                                                H. Leigh Severance
                                                Rondi Erickson

AUDIT FEES

The aggregate fees billed for the audit of the Company's annual consolidated financial statements for fiscal 2002 and for the review of the Company's interim consolidated financial statements for each quarter in fiscal 2002 were approximately $46,480.

ALL OTHER FEES

The Company also paid its principal accountant approximately $13,200 for fees related to tax services. No other services were rendered to the Company by the Company's principal accountant during fiscal 2002. The Audit Committee has determined that the provision of these services was compatible with maintaining the independence of the Company's principal accountant.

                               EXECUTIVE OFFICERS

         Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

         Jeffery A. Laabs, age 48

         Mr. Laabs was named Chief Financial Officer on January 1, 2000. He previously served as Vice President of Finance and Controller of the Company since May 1998. He also serves as Treasurer and Secretary of the Company. Mr. Laabs was a Senior Financial Analyst for Lake Superior Paper Industries in Duluth, Minnesota from September 1986 until he joined Chromaline in 1998. His prior experience includes various financial positions with Kimberly Clark Corporation from September 1981 until September 1986. Mr. Laabs received a Bachelor of Science degree in Accounting from Lake Superior State University in 1976. He earned the designation of Certified Management Accountant in 1996.

         Claude P. Piguet, age 45

         Mr. Piguet was named Executive Vice President December 19, 2000. Previously, he was the Company's Vice President of Operations since May 1994. He was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined Chromaline in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

         Toshifumi Komatsu, age 48

         Mr. Komatsu has been the Company's Vice President of Technology since September 1993. Previously, he served as Chromaline's Director of Research and Development for two years. Mr. Komatsu has been with Chromaline's Research and Development Department for 15 years. His prior experience includes positions in research and development at Alberta Gas Chemicals, a manufacturer of organic acids. He received a B.S. in Chemistry and Mathematics from the College of Saint Scholastica in 1980.

         Robert D. Banks, Jr., age 51

         Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997.


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 2002, 2001 and 2000 provided to the individual who served as Chief Executive Officer of the Company during 2002 (the "Named Executive Officer"). None of the Company's other executive officers received remuneration exceeding $100,000 in 2002.

                                                                                                   LONG-TERM
                                                                                                  ------------
                                                                                                  COMPENSATION
                                                                                                  ------------
                                                                                                     AWARDS
                                                                    ANNUAL                        ------------
                                                                 COMPENSATION                        SHARES
                                                        ---------------------------------           UNDERLYING     ALL OTHER
     NAME AND PRINCIPAL POSITION               YEAR        SALARY(1)            BONUS               OPTIONS(2)   COMPENSATION
     ---------------------------               ----     --------------     --------------         ------------   --------------

William C. Ulland,                             2002     $      144,200     $            0              4,000     $            0
   Chairman, President and Chief               2001            140,000                  0              6,000                  0
   Executive Officer                           2000            116,962              1,960              5,000                  0

---------------

(1) Mr. Ulland became Chief Executive Officer on February 7, 2000. Prior to that time he was Chairman of the Company. If Mr. Ulland had been employed as both Chairman and Chief Executive Officer for all of 2000, his salary would have been $127,000. Mr. Ulland was named to the additional position of President on December 19, 2000.

(2) Represents options to purchase Common Stock granted under the Company's 1995 Stock Incentive Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes option grants made during fiscal 2002 to the Named Executive Officer.

                                              INDIVIDUAL GRANTS
                           -------------------------------------------------------------
                                             PERCENTAGE                                      POTENTIAL REALIZABLE VALUE
                            NUMBER OF         OF TOTAL                                        AT ASSUMED ANNUAL RATES
                              SHARES           OPTIONS                                       OF STOCK APPRECIATION FOR
                            UNDERLYING       GRANTED TO        EXERCISE                           OPTION TERM(1)
                             OPTIONS        EMPLOYEES IN       PRICE PER      EXPIRATION     --------------------------
          NAME              GRANTED(2)       FISCAL YEAR         SHARE           DATE             5%             10%
          ----             -----------      ------------       ---------      ----------     --------------------------

William C. Ulland             4,000             15.3%           $3.4375        6/3/2007         $17,549       $22,144

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(1) The potential realizable value is based on a 5-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(2) Options granted pursuant to the Company's 1995 Stock Incentive Plan reflected in this table are exercisable at an exercise price equal to 110% of the fair market value on the date of grant. The options in the above table were immediately vested on the date of grant. These options have a maximum term of five years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The purpose of the following table is to report the exercise of stock options by the Named Executive Officer during fiscal 2002 and the value of his unexercised stock options as of December 31, 2002.



                                                              NUMBER OF SHARES                 VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                             SHARES                      OPTIONS AT FISCAL YEAR-END            AT FISCAL YEAR-END(1)
                            ACQUIRED        VALUE      ------------------------------      -----------------------------
      NAME                ON EXERCISE     REALIZED     EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
      ----                -----------     --------     -----------      -------------      -----------     -------------

William C. Ulland              -              -           18,300              -                 $0               -

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(1) Value is based on the difference between the per share closing price of the Company's Common Stock on December 31, 2002 ($3.30 per share) and the exercise price of the options.


                      EMPLOYMENT CONTRACTS; TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company does not have any employment or non-competition agreements with any members of its executive management team, but has entered into confidentiality and non-solicitation agreements with such persons. Such agreements provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for one year following such employment, will not compete with the Company during the executive's employment and will protect the proprietary information of the Company during and following such executive's employment.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 2002 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Rondi Erickson joined the Company's Board of Directors in April 2000. Ms. Erickson is the Chief Executive Officer and a director of Apprise Technologies, Inc. ("Apprise"). In 2000, the Company purchased 150,000 shares of Common Stock of Apprise and a Warrant to purchase an additional 150,000 shares of Common Stock for an aggregate purchase price of $112,500. In 2001, the Company purchased 75,668 shares of Series C Preferred Stock of Apprise and a Warrant to purchase an additional 18,917 shares of Common Stock for an aggregate purchase price of $75,000. As of February 22, 2003, the Company's ownership of Apprise Common and Preferred Stock represents approximately 4.7% of the outstanding shares of Apprise and approximately 6.4% on a fully-diluted basis.

            RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP served as the auditors for the Company from January 1996 until November 19, 2002. On November 19, 2002, the Audit Committee and the full Board of Director's unanimously approved the replacement of Deloitte & Touche LLP as the Company's auditors. The Audit Committee and the Board also unanimously approved the retention of McGladrey & Pullen LLP as the Company's auditors. No disagreements arose between the Company and Deloitte & Touche LLP during their tenure as the Company's auditors which required disclosure under applicable SEC rules.

         The Board of Directors has selected McGladrey & Pullen LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2003. It is the judgement of the Board and its Audit Committee, that McGladrey & Pullen LLP has and will conduct its affairs in an appropriate manner and warranted selection as the Company's independent auditors

         A representative of McGladrey & Pullen LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

         The Annual Report of the Company for the year ended December 31, 2002, including financial statements, is being mailed with this Proxy Statement.

         Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than December 1, 2003 for inclusion in the Proxy Statement for that meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than January 31, 2004 in order to be presented at the 2004 Annual Meeting of Shareholders

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.


                                       By Order of the Board of Directors,

                                       /s/ JEFFERY A. LAABS


                                       Jeffery A. Laabs
                                       Secretary



Dated:  March 14, 2003

                               IKONICS CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            THURSDAY, APRIL 24, 2003
                              1:00 P.M., LOCAL TIME

                              THE KITCHI GAMMI CLUB
                             831 E. SUPERIOR STREET
                                DULUTH, MINNESOTA















IKONICS CORPORATION
4832 GRAND AVENUE, DULUTH, MN 55807                                        PROXY
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 24, 2003.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jeffery A. Laabs, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.








                      SEE REVERSE FOR VOTING INSTRUCTIONS.

HOW TO VOTE YOUR PROXY
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to IKONICS Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.




                     \/     Please detach here    \/



              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.


_______                                                                                                                      _______
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |

  1. Election of directors:   01 Charles H. Andresen     04 William C. Ulland     [ ]  Vote FOR             [ ]  Vote WITHHELD
                              02 David O. Harris         05 Rondi C. Erickson          all nominees              from all nominees
                              03 Gerald W. Simonson      06 H. Leigh Severance         (except as marked)


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(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,             |                                             |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)            |_____________________________________________|


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEM 1.


Address Change? Mark Box    [ ]                                                     Date ____________________________________, 2003
Indicate changes below:




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                                                                                    Signature(s) in Box
                                                                                    (If there are co-owners, each must sign.)

                                                                                    Please sign exactly as your name(s) appear on
                                                                                    Proxy. If held in joint tenancy, all persons
                                                                                    must sign. Trustees, administrators, etc.,
                                                                                    should include title and authority. Corporations
                                                                                    should provide full name of corporation and
                                                                                    title of authorized officer signing the proxy.